UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 31, 2018

EQT Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-3551	25-0464690
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 1700 Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.         Regulation FD Disclosure.

On May 31, 2018, EQT Corporation (EQT) announced that it is evaluating a potential sale of its non-core production and related gathering and pipeline assets in the Huron Play.

The information provided in this Item 7.01 shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by EQT pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Cautionary Statements.

Disclosures in this Form 8-K contain forward-looking statements.  Statements that do not relate strictly to historical or current facts are forward-looking.  Without limiting the generality of the foregoing, forward-looking statements contained in this Form 8-K specifically include statements regarding a potential sale of EQT’s non-core production and related pipeline assets in the Huron Play. Investors should not place undue reliance on forward-looking statements as a prediction of actual results.   EQT can make no assurance regarding whether any sale will occur or the amount of consideration to be received in any sale.  Forward-looking statements are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond EQT’s control. The risks and uncertainties that may affect the operations, performance and results of EQT’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” of EQT’s Form 10-K filed for the year ended December 31, 2017, as updated by any subsequent Form 10-Qs. Any forward-looking statement speaks only as of the date on which such statement is made and EQT does not intend to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQT CORPORATION

By:	/s/ Robert J. McNally
Robert J. McNally
Senior Vice President and Chief Financial Officer

Date: May 31, 2018

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